SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K12g3




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  May 28, 2004



                                  XIN NET CORP.
                                 ---------------
             (Exact name of registrant as specified in its charter)



     Florida                    0-26559                     330-751560
-------------------             -------------               ----------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)


        Suite 900, 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
        -----------------------------------------------------------------
             (New address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (604) 632-9638

Item 1.           Changes in Control of Registrant

                  None.


Item 2.           Acquisition or Disposition of Assets

        The Company has closed on the Definitive Agreement to acquire 51% of a SMS provider in China, Beijing Quicknet Telecommunications Corp. Ltd. (Beijing Quicknet), from non-affiliates.

        Xin Net Corp. announced in February 2004 that it had entered into an acquisition agreement with the shareholders of QuickNet Telecommunication Corp. ("QuickNet"), an enterprise mobile services provider based in Beijing, China.

        Under the terms of the acquisition, Xin Net Corp. has issued 6,120,000 shares at a deemed price of US$0.50 per share to the shareholders of QuickNet, in exchange for 49% of the issued and outstanding shares of QuickNet. In addi-tion, Xin Net entered into an Agreement with the owners of 2% of Beijing QuickNet who manage and run Beijing QuickNet to acquire their shares. Xin Net Corp. also retains an option to acquire the remaining 49% of the QuickNet shares for US$4 million in cash and/or shares within the first year after the closing date of the acquisition, or for US$5 million in cash and/or shares within the second year after the closing date of the acquisition.

        QuickNet is one of the first companies to focus on mobile solutions for businesses in China. QuickNet's strategy of targeting corporate users is aimed at achieving a higher percentage of recurring revenue and better margins.

        Management's view is that being an "early bird" provider of mobile services to enterprises offers more growth potential than if QuickNet targeted the highly competitive individual consumer segment.

        QuickNet's first application "Mobile marketing" is the use of the mobile medium as a communications and entertainment channel between a brand and an end-user. Mobile marketing is a enabling spontaneous, direct, interactive, and/or targeted communications, any time, any place to a mobile device user. Mobile marketing can be used in a variety of ways:

        o       For customer acquisition
        o       For customer retention
        o       For loyalty building
        o       As a sales promotion tool
        o       To support product launches
        o       To raise brand awareness
        o       For internal communications
        o       As a redemption/coupon tool
        o       For direct marketing
        o       As an effective business to business communications vehicle
        o       As an additional revenue stream
        o       To be able to offer time/location specific offers
        o       As a channel for delivering ring tones and logos

        China has many millions of mobile phone users. Up to one billion Short Messages are sent every day.

        The Company may conduct R&D on various mobile applications for enterprises in China and intends to expand revenue and client base by several sales approaches which might include recruiting sales agents, setting up branches in major cities, co-marketing with major carriers, increased in-house sales force, marketing campaigns nationwide, and co-branding with industry leaders to more corporate clients in various industries.


Item 3.           Bankruptcy or Receivership

                  None.


Item 4.           Changes in Registrant's Certifying Accountant

                  None.


Item 5.           Other Events and Regulation FD Disclosure

                  None.


Item 6.           Resignations of Registrant's Directors

                  None


Item 7.           Financial Statements & Exhibits

                  Financial Statements - Beijing Quicknet Telecommunication
                                         Corporation for period June 5, 2003
                                         through December 31, 2003

                                         Pro Forma Financial Statements haven't
                                         been completed.  An amended 8-K will be
                                         filed when they are available.

                  Exhibits: 10    Acquisition Agreement (previously filed, see
                                  8-K dated February 17, 2004)

                            10.1 Amendment to the Share Purchase Agreement (previously filed, see 8-K dated February 19,
                                  2004)


Item 8.           Change in Fiscal Year

                  None.

Item 9.           Regulation FD Disclosure

                  None.


Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  None.


Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  Benefit Plans

                  None.


Item 12.          Results of Operations and Financial Condition

                  None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2004


                                            XIN NET CORP.



                                            By: /s/ Xiao-qing Du
                                                --------------------------------
                                                Xiao-qing Du, President

                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                        Index to the Financial Statements

--------------------------------------------------------------------------------


Independent Auditors' Report......................................  F-1

Balance Sheet ....................................................  F-2

Statement of Operations...........................................  F-3

Statement of Changes in Stockholders' Deficiency..................  F-4

Statement of Cash Flows...........................................  F-5

Notes to Financial Statements.....................................  F-6 - F-11

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Beijing Quicknet Telecommunication Corporation

We have audited the accompanying balance sheet of Beijing Quicknet Telecommunication Corporation, a People's Republic of China limited liability company, (the "Company") as of December 31, 2003, and the related statements of operations, changes in stockholders' deficiency, and cash flows for period from June 5, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2003, and the results of its operations and its cash flows for the period indicated in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred significant operating losses during its first year of business resulting in an accumulated deficit, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding the matters that raise substantial doubt about the Company's ability to continue as a going concern are also disclosed in Note 2 to the financial statements. The ability to meet its future financing requirements and the success of future operations cannot be determined at this time. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/ Clancy and Co., P.L.L.C.
Clancy and Co., P.L.L.C.
Phoenix, Arizona

April 23, 2004


                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                                  BALANCE SHEET
                                DECEMBER 31, 2003
                            (stated in U.S. Dollars)
ASSETS
Current assets
   Cash and cash equivalents                                               $    678,641
   Accounts receivable                                                           46,829
   Prepaid expenses                                                               8,521
   Rental deposits                                                               11,011
   Amount due from a director (Note 3)                                            7,079
                                                                      ------------------
Total current assets                                                            752,081
                                                                      ------------------

Total Assets                                                               $    752,081
                                                                      ==================

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities
   Accounts payable and accrued liabilities                                $    152,989
   Deferred revenue                                                             955,726
   Sales tax payable                                                             10,916
   Amount due to a director (Note 3)                                             60,500
                                                                      ------------------
Total Current Liabilities                                                     1,180,131
                                                                      ------------------

Commitments and Contingencies (Note 5)

Stockholders' deficiency
   Share capital: authorized and registered capital of $121,000                 121,000
   Accumulated deficit                                                        (549,050)
                                                                      ------------------
Total stockholders' deficiency                                                (428,050)
                                                                      ------------------

Total Liabilities and Stockholders' Deficiency                             $    752,081
                                                                      ==================


   The accompanying notes are an integral part of these financial statements.

                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                             STATEMENT OF OPERATIONS
              FOR THE PERIOD FROM JUNE 5, 2003 TO DECMEBER 31, 2003
                            (stated in U.S. Dollars)

Revenues                                                            $   221,312
Costs of revenues                                                       250,926
                                                               -----------------
Gross margin                                                           (29,614)
                                                               -----------------

Operating expenses
   Advertising and promotion                                            128,260
   Building management fee                                                6,195
   Rental expenses                                                       80,592
   Salaries and welfare                                                 286,549
   Other operating expenses                                              18,258
                                                               -----------------
Total operating expenses                                                519,854
                                                               -----------------

Loss from operations                                                  (549,468)
                                                               -----------------

Other income                                                                418

Provision for income taxes (Note 4)                                           -
                                                               -----------------

Net loss                                                           $  (549,050)
                                                               =================


   The accompanying notes are an integral part of these financial statements.

                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
              FOR THE PERIOD FROM JUNE 5, 2003 TO DECEMBER 31, 2003
                            (stated in U.S. Dollars)



                                           Share      Accumulated
                                          Capital       Deficit         Total

                                        ----------------------------------------
Issue of share capital                    $ 121,000              -    $ 121,000

Loss for the period from June 5, 2003
     to December 31, 2003                         -      (549,050)    (549,050)

                                        ----------------------------------------
Balance, December 31, 2003                $ 121,000   $  (549,050)  $ (428,050)
                                        ========================================












   The accompanying notes are an integral part of these financial statements.




                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                             STATEMENT OF CASH FLOWS
              FOR THE PERIOD FROM JUNE 5, 2003 TO DECEMBER 31, 2003
                            (stated in U.S. Dollars)

Cash flows from operating activities
Net loss                                                                          $   (549,050)
   Adjustments to reconcile net loss to net cash provided by
       operating activities:
   Changes in assets and liabilities
    (Increase) decrease in accounts receivable                                         (46,829)
    (Increase) decrease in prepaid expenses                                             (8,521)
    (Increase) decrease in security deposits                                           (11,011)
     Increase (decrease) in accounts payable and accrued liabilities                    152,989
     Increase (decrease) in sales tax payable                                            10,916
     Increase (decrease) in deferred revenue                                            955,726
                                                                              ------------------
Net cash flows provided by operating activities                                         504,220
                                                                              ------------------

Cash flows from investing activities                                                          -
------------------------------------
                                                                              ------------------

Cash flows from financing activities
------------------------------------
   Proceeds from issuance of share capital                                              121,000
   Amount due from a director                                                           (7,079)
   Amount due to a director                                                              60,500
                                                                              ------------------
Net cash flows provided by financing activities                                         174,421
                                                                              ------------------

Increase in cash and cash equivalents                                                   678,641

Cash and cash equivalents, beginning of period                                                -
                                                                              ------------------

                                                                              ------------------
Cash and cash equivalents, end of period                                           $    678,641
                                                                              ==================

Cash paid for interest and income taxes                                               -




   The accompanying notes are an integral part of these financial statements.

                 BEIJING QUICKNET TELECOMMUNICATION CORPORATION
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2003

NOTE 1-DESCRIPTION OF BUSINESS / SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------------------------------

Description of Business

Beijing Quicknet Telecommunication Corporation was incorporated on June 5, 2003, in Beijing, the People's Republic of China ("PRC") as a limited liability company with an authorized and paid up capital of $121,000 (RMB 1,000,000) bearing registration number 1102272573948 (1-1). The Company is licensed to carry on business in the areas of scientific and technological development; technical transfer; technical training; technical consultancy (excluding agency work); trading in textile goods, clothing, building material, decoration material, hardware, electrical equipment, food packaging, computer hardware, software and ancillary equipment and telecommunications equipment (excluding satellite launching and retrieval equipment). The Company's license expires on June 4, 2023. The Company is further licensed by the Beijing Tele-Communication Authority to carry on business in the area of Value-Added Telecommunication Business for the period from August 19, 2003 to August 18, 2008.

The Company currently develops software for mobile/wireless communication, in particular, that for Short Message Services.

Summary of Significant Accounting Policies

Accounting method - The Company's financial statements have been prepared using the accrual method of accounting.

Use of estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

Foreign currency translations - The functional currency of the Company's operations is Chinese Renminbi and the reporting currency is U.S. dollars. The assets and liabilities of the Company are translated into U.S. dollars at current exchange rates, and revenues and expenses are translated at average exchange rates for the period presented. Resulting translation adjustments are reflected as a separate component of stockholders' equity. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency, except those transactions which operate as a hedge of an identifiable foreign currency commitment or as a hedge of a foreign currency investment position, are included in the results of operations as incurred.

Cash and cash equivalents - The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.

Concentration of credit risk - The Company maintains cash balances in banks of the PRC that are not insured. The Company's sales are derived from the geographic market of the PRC. Approximately 97% of the Company's revenues are derived from two customers.

Revenue recognition - Service revenue mainly includes wireless short messaging. Revenue is recognized over the contract period for which the service is being performed, provided that no significant obligations remain and collection of the receivables is reasonably assured.

Allowance for doubtful accounts- The Company presents accounts receivable, net of allowances for doubtful accounts, to ensure accounts receivable are not overstated due to uncollectibility. The allowances are calculated based on detailed review of certain individual customer accounts, historical rates and an estimation of the overall economic conditions affecting the Company's customer base. The Company reviews a customer's credit history before extending credit. If the financial condition of its customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required. These financial statements do not include any allowance for doubtful accounts.

Cost recognition - Cost of service includes direct costs to produce products and provide services. Telecommunication costs have note been accrued as such costs have so far been waived by the telecommunication operator.

Capitalized software costs - The Company accounts for the development cost of software intended for sale in accordance with Statement of Financial Accounting Standards ("SFAS") No. 86, "Accounting for Costs of Computer Software to be Sold, Leased or Otherwise Marketed." SFAS No. 86 requires product development costs to be charged to expense as incurred until technological feasibility is attained. Technological feasibility is attained when the Company's software has completed system testing and has been determined viable for its intended use. Accordingly, the Company did not capitalize any development costs during the period. Total costs expensed during the period presented were approximately $250,000.

Advertising costs - Advertising costs are expensed as incurred and amounted to $128,260.

Income taxes - The Company accounts for income taxes under the liability method determined based on the difference between the financial statements and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

Related party transactions - A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

Comprehensive income - The Company has adopted SFAS No. 130, Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. The Company includes items of other comprehensive loss by their nature, such as translation adjustments, in a financial statement and displays the accumulated balance of other comprehensive loss separately from accumulated deficit in the equity section of the balance sheet. The Company discloses total comprehensive loss, its components and accumulated balances on its statement of stockholders' deficiency.

Fair value of financial instruments - For certain of the Company's financial instruments, including cash and cash equivalents, accounts receivable, prepaid expenses, rental deposits, amounts due from/to directors, accounts payable and accrued liabilities, and deferred revenue, the carrying amounts approximate fair value due to their short maturities.

Recent accounting pronouncements - The Financial Accounting Standards Board issued the following new accounting pronouncements during 2003:

Interpretation No. 46 "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" (FIN 46). FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. FIN 46 does not have any impact on the financial position or results of operations of the Company.

In April 2003, the FASB issued SFAS No. 149, "Accounting for Amendment of Statement 133 on Derivative Instruments and Hedging Activities," which amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement is generally effective for contracts entered into or modified after June 30, 2003, and all provisions should be applied prospectively. This statement does not affect the Company.

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. Restatement is not permitted. This statement does not affect the Company.


NOTE 2 - GOING CONCERN
----------------------

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained operating losses in its first year of business resulting in an accumulated deficit. In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations.

To meet these objectives, the Company plans to seek additional equity and expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. Management believes that actions presently taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time


NOTE 3 - RELATED PARTY TRANSACTIONS
-----------------------------------

The amounts due from / to a director are unsecured, non-interest bearing and with no fixed terms of repayment.


NOTE 4 - INCOME TAXES
---------------------

The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes.

The provision of PRC income tax is calculated based on the statutory rate of 33% in accordance with the relevant PRC income tax rules and regulations for the period presented. A full valuation allowance has been made against the Company's deferred tax asset because it is not expected to be realized in the foreseeable future.

The difference between income taxes at statutory rates and the amount presented in the financial statements is a result of the following:

Income tax benefit at statutory rate                      $      (181,000)
Change in the valuation allowance
                                                                  181,000
                                                          -----------------
Net deferred tax asset                                    $             -
                                                          =================





NOTE 5 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

Operating leases

The Company leases office space and equipment under various noncancelable operating leases, which expire through 2004. Rent expense charged to operations was $80,592. Future minimum rental commitments under noncancelable leases for 2004 are approximately $95,000.


NOTE 6 - SUBSEQUENT EVENTS
--------------------------

In February 2004, the Company entered into a definitive agreement with Xin Net Corp., a U.S. public company that trades on the over-the-counter bulletin board, headquartered in Vancouver, B.C., to acquire a 51% equity interest from the shareholders of the Company for a price of $3,060,000 in the form of issuing 6,120,000 shares of common stock of Xin Net Corp. at a deemed price of $0.50 per share. In order to comply with current Chinese law, Xin Net Corp. will acquire 49% immediately upon closing and will retain the right to acquire the remaining 2% as soon as it is able to obtain Government approval or achieve a legal structure (under Chinese law) which allows control of the 2% (thereby aggregating 51%). Xin Net Corp. has an option to acquire the remaining 49% equity interest in the Company within the first year from the closing date for $4,000,000. Xin Net Corp. has another option to acquire the remaining 49% equity interest in the Company within the second year from the closing date for $5,000,000. As a general rule, Xin Net Corp. can pay these amounts by 50% in shares of the common stock of Xin Net Corp. and 50% in cash. The final percentage of shares versus cash can be negotiated between both parties. As of the date of issuance of these financial statements, the transaction has not been consummated.





                                      F-9